VONTOBEL FUNDS, INC.

      1500 Forest Avenue, Suite 223 * P.O. Box 8687 * Richmond, Va. 23226
              (800) 285-8211  (800) 527-9500  Fax (804) 285-8251




June 16, 1997



Filing Desk
U.S. Securities & Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

      RE    :     Vontobel Funds, Inc.
                  File Number: 2-78931
                         Filing Pursuant to Rule 497(e)

Gentlemen:

      Transmitted herewith for electronic filing, please find enclosed pursuant to Rule 497(e) a copy of the Supplement to the Prospectus for Vontobel Funds, Inc. This supplement affects only the Vontobel U.S. Value Fund (the "Value Fund").

      This supplement dated July 16, 1997 to the Prospectus dated March 14, 1997 reflects a vote of shareholders of the Value Fund at a Special Meeting on June 30, 1997 to approve a change in the classification of the Value Fund from a diversified to a non-diversified series. At the same meeting, shareholders approved a change in the Value Fund's current investment policy to permit the Value Fund to borrow up to 33-1/3% of its assets from banks to meet redemptions. These changes are effective as of the date of this sticker.

Sincerely,



/s/ John Pasco, III
John Pasco, III
Chairman



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July 16, 1997



On June 30, 1997, at a Special meeting of Shareholders of the Vontobel U.S. Value Fund (the "Value Fund"), shareholders approved a change in the classification of the Value Fund from a diversified to a non-diversified series. At the same meeting, shareholders approved a change in the Value Fund's current investment policy to permit the Value Fund to borrow up to 33-1/3% of its assets from banks to meet redemptions. These changes are effective as of the date of this sticker.





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